                                                        Joint Filer Information


NAME OF DESIGNATED FILER:  LEON D. BLACK
DATE OF EVENT REQUIRING STATEMENT: 9/15/04
ISSUER NAME AND TICKER OR TRADING SYMBOL: ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. ("ESWW.OB")



Name:  Black Family 1997 Trust
Address:  9 West 57th Street, Suite 4300, New York, NY  10019

BLACK FAMILY 1997 TRUST



Signature: /s/ John J. Hannan
           ---------------------------------
           Name: John J. Hannan
           Title: Trustee


Name:  Leon D. Black Trust UAD 11/30/92 FBO Alexander Black
Address: 9 West 57th Street, Suite 4300, New York, NY  10019

LEON D. BLACK TRUST UAD 11/30/92 FBO ALEXANDER BLACK



Signature: /s/ John J. Hannan
           ---------------------------------
           Name: John J. Hannan
           Title: Trustee


Name:  Leon D. Black Trust UAD 11/30/92 FBO Benjamin Black
Address: 9 West 57th Street, Suite 4300, New York, NY  10019


LEON D. BLACK TRUST UAD 11/30/92 FBO BENJAMIN BLACK


Signature: /s/ John J. Hannan
           ---------------------------------
           Name: John J. Hannan
           Title: Trustee


Name:  Leon D. Black Trust UAD 11/30/92 FBO Joshua Black
Address: 9 West 57th Street, Suite 4300, New York, NY  10019


LEON D. BLACK TRUST UAD 11/30/92 FBO JOSHUA BLACK


Signature: /s/ John J. Hannan
           ---------------------------------
           Name: John J. Hannan
           Title: Trustee

NAME OF DESIGNATED FILER:  LEON D. BLACK
DATE OF EVENT REQUIRING STATEMENT: 9/15/04
ISSUER NAME AND TICKER OR TRADING SYMBOL: ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. ("ESWW.OB")



Name:  Leon D. Black Trust UAD 11/30/92 FBO Victoria Black
Address: 9 West 57th Street, Suite 4300, New York, NY  10019



LEON D. BLACK TRUST UAD 11/30/92 FBO VICTORIA BLACK



Signature: /s/ John J. Hannan
           ---------------------------------
           Name: John J. Hannan
           Title: Trustee


Name:  John J. Hannan
Address: 9 West 57th Street, Suite 4300, New York, NY  10019


JOHN J. HANNAN


Signature: /s/ John J. Hannan
           ---------------------------------
           Name: John J. Hannan
           Address: 9 West 57th Street, Suite 4300, New York, NY  10019